L E A S E

         THIS LEASE, made in quadruplicate, this 31st day of October, 1999, by and between CHESAPEAKE SERVICES CORPORATION, a Virginia Corporation, hereinafter referred to as "Lessor", and DAEDALUS BUILDING SYSTEMS, INC., a Delaware Corporation, hereinafter referred to as "Lessee."

                              W I T N E S S E T H:

         1. PREMISES. The Lessor does demise and let unto the Lessee, and Lessee does lease and take from the Lessor, for the term and upon the restrictions and conditions as set forth in this Lease, the first floor of the premises, consisting of 4,556 square feet, inclusive of land, building and structures, located at 8653 Richmond Highway, Alexandria, Virginia 22309, together with all alley rights and parking rights, if any, easements, rights of way, and appurtenances in connection therewith or thereunto belonging.

         2.  USE OF LEASED PREMISES.

         a. Use. Lessee shall occupy and use the demised premises for the operation of an office and facilities for Lessee. Lessee shall not permit any conduct, which, in the opinion of Lessor, is disreputable.

          b. Compliance with Laws. The lessee shall comply with all federal, state, or municipal laws, ordinances and regulations dealing with the use of the demised premises, and will save the Lessor harmless from any damage, penalty, or charge imposed or incurred for the violation of any such laws, ordinances, or regulations, whether occasioned by the Lessee, its agents, or any other person using or present upon the demised premises.

         c. Waste and Quiet Conduct. The Lessee shall not commit or suffer to be committed any waste or any nuisance upon the demised premises. The Lessee shall keep the demised premises reasonably clean and free of trash, waste paper and other litter.

         d. Utilities and Service. Lessee shall, throughout the term of this Lease, pay for all electricity, gas, water and every other service, commodity, or article which may be furnished and supplied to it or to the demised premises.



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         e. Lessor's Right to Enter.  The Lessee shall permit the Lessor and its authorized agents, at all reasonable times during the period of this Lease, to enter upon the demised premises for the purpose of inspecting them.

         3. POSSESSION. The Lessor agrees to deliver to Lessee physical possession of the demised premises upon the commencement of the term hereof, free and clear of all tenants and occupants and the rights of either. Lessee agrees to deliver to the Lessor physical possession of the demised premises upon the termination of the term hereof or any extension thereof, in good condition, and repair, reasonable wear, damage by fire, or damage from any other cause not directly attributable to the negligence of Lessee excepted.

         4. TERM. The term of this Lease shall be for five (5) years commencing on the 1st day of November 1999, and ending on the 31st day of October 2004, unless otherwise terminated or renewed.

         5. OPTIONS TO RENEW. Lessee shall have the right to extend the term of this lease for three optional periods of five (5) years each, if, at the end of the initial term of this Lease, Lessee is not in default in any of its obligations imposed in this Lease. The optional term shall be at the rental to be agreed upon at the time of the exercise of said option and subject to all of the remaining terms contained in this Lease.

         The Lessee shall exercise the option by giving the Lessor written notice of its intention to do so at least one hundred eighty (180) days prior to the expiration of the original term.

         6.  RENT.

         a. Minimum Rent. The Lessee shall pay to the Lessor a minimum rent of Eighty Two Thousand Eight Dollars ($82,008.00) yearly, payable Six Thousand Eight Hundred Thirty Four Dollars ($6,834.00) monthly, at which time the rent will increase as adjusted by Paragraph (d) hereunder.

         b. Time of Payment. The minimum rent shall be paid in advance to the Lessor in monthly installments on the first day of each and every month of the term without notice or demand and without abatement, deduction or set-off in the amount as agreed.


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         c.  Additional  Annual  Rent.  The  Lessee  shall  pay  to  the  Lessor additional rent which shall be the rent as hereinafter defined.

         d. Rent Adjustment. The monthly base rent shall be increased on the 1st of each year during the term hereof, beginning in 2001, in accordance with the Index now known as "United States Bureau of Labor Statistics, Consumer Price Index, All Urban Consumers," 1967 = 100 Base, All Items, Washington, DC, SMSA (hereinafter referred to as the "Index"). Such adjustment shall be computed by multiplying the Monthly Base Rent for the immediately preceding month (hereinafter "Existing Monthly Base
         Rent") by one hundred percent (100%) of a fraction, having as a numerator the Index published for the month prior to the month in which the adjustment becomes effective, and having as a denominator the Index most recently published prior to the Lease Commencement Date, and subtracting the integer 1. Any resulting positive number shall then be added to the Existing Monthly Base Rent to determine the Adjusted Monthly Base Rent.

Formula for Rent Adjustment in 2001:

CPI Index for 01/2000
Existing Monthly Base Rent x 1.00    ------------------
CPI Index for 01/2001 + Existing Monthly Base Rent = Adjusted Monthly Base Rent.

         Provided, however, that the amount payable by Tenant under this Lease as Monthly Base Rent shall not be less than the Monthly Base Rent for the immediately preceding month.

         e. If such Index shall be discontinued with no successor or comparable successor Index, or if a substantial change is made in the term or number of items contained in this Index, or if the Index ceases to use 1967 = 100 as the basis for calculation, the parties shall attempt to agree upon a substitute formula, but if the parties are unable to agree upon a substitute formula, then the matter shall be determined by arbitration in accordance with the rules of the American Arbitration Association then prevailing.



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         NOTWITHSTANDING  THE ABOVE,  THE  INCREASE  IN ANY GIVEN YEAR SHALL NOT
EXCEED THREE (3%) PERCENT.

         f. Late Charge. Lessee shall pay a late charge of five percent (5%) of any rental, minimum or additional, received by Lessor later than ten
         (10) days after the due date.

         7. LIENS AND OTHER OBLIGATIONS. Lessee will not create or permit to be created or to remain, and will discharge, any lien, security interest, encumbrance or charge upon the demised premises or any part thereof or upon Lessee's leasehold interest therein; provided that the existence of any mechanic's lien or right in respect thereof shall not constitute a violation of this section if it is bonded or insured.

         8. REAL ESTATE TAXES. Lessor shall be obligated to pay all real property taxes (including extraordinary and/or special assessments) which may be levied or assessed by any lawful authority against the land, buildings and other improvements as additional rent.

         9. FURNITURE, FIXTURES AND EQUIPMENT. All furniture, fixtures and equipment furnished to or installed in or on the demised premises at the Lessee's expense shall belong to and be the property of the Lessee and the Lessee shall have the right to remove said furniture, fixtures and equipment from said leased premises at any time during the term of this Lease, provided said Lessee is not then in default in the payment or rent or other charges as provided in this Lease.

         Lessee shall have the right, prior to and during the term of this Lease, at any time and from time to time, to install such equipment, fixtures and furnishings as Lessee may desire to place in the demised premises, without liability by Lessee therefor, except for negligence of Lessee, its agents or employees. Lessor shall not be liable to Lessee for any loss, damage, or destruction of any equipment, fixtures or furnishings placed upon the demised premises by Lessee except for any such loss, damage or destruction caused by negligence or willful misconduct on the part of Lessor, its agents, contractors or employees.


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         10. QUIET  POSSESSION.  The Lessor agrees that the Lessee,  upon paying the rent and performing the covenants of this Lease, may quietly have, hold and enjoy the demised premises and all rights granted Lessee in this Lease during the term hereof or any extension thereof.

         11. INDEMNIFICATION AND NON-LIABILITY OF LESSOR. Lessee covenants and agrees to indemnify and save Lessor harmless against any and all claims by any person, firm, corporation or governmental authority, arising from the occupation, use, possession, conduct or management of or from any work done in or about the demised premises or from the subletting of any part thereof. Lessee also covenants and agrees to indemnify and save Lessor harmless against and from any and all claims arising from (1) any breach or default on the part of Lessee in the performance of any covenant or agreement to be performed by Lessee pursuant to this Lease; and (2) any act of negligence by Lessee or any of its agents, contractors, servants, employees or licensees.

         12. INSURANCE. Lessee will continuously maintain insurance against such risks as are customarily insured against by businesses of like size and character, paying as the same shall become due all premiums in respect thereto, including but not limited to the following:

             a. General public liability insurance against claims of bodily injury, death or property damage occurring on, in or about the demised premises, such insurance to afford protection to Lessor of not less than One Million Dollars ($1,000,000.00) with respect to bodily injury or death to any one person, and not less than One Million Dollars ($1,000,000.00) with respect to any one accident, and not less than Two Hundred Fifty Thousand Dollars ($250,000.00) with respect to property damage. Policies for such insurance shall name the Lessor, Lessee and such lending institutions that Lessor may name as assureds as their respective interests may appear. Copies of all insurance policies shall be delivered to Lessor.

         13. MAINTENANCE AND REPAIR. During the term of this Lease, Lessor will, at its own expense, keep the demised premises and all equipment, all improvements, interior and exterior, including, without limitation, roof


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parking, masonry, heating, air conditioning, electrical and plumbing systems, in good repair and operating condition, making from time-to-time all necessary repairs and replacements thereof.

         The Lessor hereby covenants and agrees that it will commence repair work within fifteen (15) days from receipt of written notice by Lessee specifying the necessary repairs. Failure of the Lessor to reasonably commence and complete such necessary repairs shall constitute a default under this agreement, and Lessee shall be entitled to all remedies upon default as provided hereunder, including the right, but not hereby the obligation, to make such repairs for the Lessor and the expense thereof shall constitute and may be deducted from the rent.

         Lessor shall be required to rebuild or make any repairs, renewals, or replacements of the demised premises or other improvements on the demised premises of any nature whatever. Lessee may, at its own expense, make any additions, modifications or improvements to the demised premises that it may deem desirable for its business purposes that do not adversely affect the value of the demised premises or the structural integrity of any building or other structure forming a part thereof, provided that such additions, modifications or improvements are located wholly within the boundary lines of the demised premises. All such renewals, replacements, additions, modifications and improvements shall become a part of the demised premises.

         14. ENTRY AND INSPECTION. The Lessee shall permit Lessor and his agents to enter the demised premises at all reasonable times for any of the following purposes: to inspect the same; to maintain the building in which the said premises are located; to make such repairs to the demised premises as the Lessor may elect to make; to post notices of non-responsibility for all alterations, additions or repairs. The Lessor shall have such right of entry and the right to fulfill the purpose thereof without any rebate of rent to the Lessee for any loss of occupancy or quiet enjoyment of the demised premises thereby occasioned.

         15. DAMAGE AND CONDEMNATION. If all or any part of the demised premises is destroyed or damaged by fire or other casualty prior to the end of the term of this Lease, the Lessor will promptly repair and rebuild or replace the property damaged or destroyed to substantially the same condition as prior to such damage or destruction. The Lessor or Lessee, as the case may be, shall apply so much of the net proceeds of insurance received on account of such damage or destruction as may be necessary to the cost of such repair and


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rebuilding.  If such net proceeds  shall be  inadequate  to pay the full cost of such repair and rebuilding, Lessor will pay the excess cost thereof. Any balance of such net proceeds remaining after payment of the cost of such repair and rebuilding shall be the property of Lessor and shall be paid to the Lessor. Any disbursement of insurance proceeds by a holder of a Deed of Trust shall be deemed to have been made by the Lessor. If any holder of a Deed of Trust shall, in lieu of disbursing any portion of insurance proceeds to which the Lessee is entitled, apply them to the indebtedness secured by the Deed of Trust, the Lessor shall provide an equivalent sum from other sources.

         16. CONDEMNATION. If the demised premises or any part thereof shall be taken by any governmental or quasi-governmental authority pursuant to the power of eminent domain, Lessee agrees to make no claim for any rights which Lessee may have to any portion of any award made as a result of such taking. The foregoing notwithstanding, Lessee shall be entitled to claim, prove and receive in the condemnation proceedings such awards as may be allowed for relocation expenses and for fixtures and other equipment installed by it which shall not, under the terms of this Lease, be or become the property of the Lessor at the termination hereof, but only if such awards shall be made by the condemnation court in addition to and stated separately from the award made by it for the land and the building or part thereof so taken.

         If the nature, location or extent of any proposed condemnation is such that the demised building will be substantially taken, then the Lessor may terminate this Lease by giving at least sixty (60) days' written notice of termination to the Lessee at any time after such condemnation and this Lease shall terminate on the date specified in such notice.

         17. SUBORDINATION. This Lease is subject and subordinate to any and all mortgages or Deeds of Trust now or hereafter placed on the property of which the demised premises are a part.

         18. CUSTOM AND USAGE. Any law, usage, or custom to the contrary notwithstanding the Lessor shall have the right at all times to enforce the covenants and conditions of this Lease in strict accordance with the terms


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hereof,  notwithstanding  any  conduct  or custom  on the part of the  Lessor in refraining from so doing at any time or times. The failure of the Lessor at any time to enforce its rights under such covenants and conditions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific covenants and conditions of this Lease or as having in any way or manner modified or waived same.

         19. CONTROL OF LESSEE. Lessee may transfer all or part of its interest to a Partnership or Corporation controlled by Lessee so long as Lessee remains in the actual conduct of the business and both the new entity as well as Lessee are primarily liable.

         20. EVENTS OF DEFAULT. Each of the following shall be deemed both a default by the Lessee and a breach of this Lease:

         a. A default in the payment of the rent herein reserved, or any part thereof, for a period of ten (10) days after it shall become due and payable (it being specifically understood and agreed that the term "Rent" includes minimum annual rent, CPI adjustment, and any payments due for any other consideration under the lease that is identified as rent in this Lease);

         b. A default in the payment of any other money payment due under the terms of this Lease.

         c. The appointment of a receiver to take possession of all or substantially all of the assets of the Lessee;

         d.  A general assignment by the Lessee for the benefit of creditors;

         e. The acquiescence by the Lessee to the appointment of a creditor's committee;

         f.  The  dissolution  or  the   commencement  of  any  action  for  the
         dissolution or liquidation of the Lessee;

         g. Any action taken or suffered by the Lessee under any insolvency or bankruptcy act;


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         h. The rendering of a final  judgment or decree  against Lessee for the payment of money and execution and levy thereupon, which execution and levy be not dismissed within ten (10) days after such date of execution and levy.

         21. LESSOR'S RIGHT TO CURE. In the event of any breach hereunder by the Lessee, the Lessor may immediately or at any time thereafter, without notice, breach for the account and at the expense of the Lessee. If the Lessor at any time by reason of such breach, is compelled or elects to pay any sum of money or incurs any expenses, including reasonable attorney's fees, in instituting, prosecuting or defending any action to enforce or protect the Lessor's rights hereunder, such sum and expenses, together with interest, costs and damages shall be deemed to be additional rent hereunder and shall be due from the Lessor to the Lessor on the first day of the month following the Lessor's payment of such sums or expenses.

         22. LESSOR'S REMEDIES. Upon the happening of any of the aforementioned defaults, this Lease shall, at Lessor's option, cease and determine and shall operate as a Notice to Quit, any written Notice to Quit being hereby expressly waived. Lessor may proceed to recover possession of said premises by virtue of any legal process as may at the time be in operation and force in like cases relative to proceedings between Lessor and Lessee, and Lessee shall pay for any Court costs relative to such proceedings and a reasonable attorney's fee and Lessor may, at its option, re-enter and re-rent the demised premises for the account of the Lessee, and in such event, Lessee shall remain liable to Lessor for any and all deficiencies in the rent under this Lease.

         23. RE-LETTING. Should Lessor elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided by law, it may either terminate this Lease, or it may, from time to time, without terminating this Lease, make such reasonable alterations and reasonable repairs as may be necessary in order to re-let the premises, and re-let said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon other terms and conditions as Lessor in its discretion may deem advisable; upon each such re-letting, all rentals received by the Lessor from such re-letting shall be applied first to the payment of any indebtedness, other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such re-letting, including brokerage fees and attorney's fees and of costs of such reasonable alterations and reasonable repairs; third,


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to the payment of rent due and unpaid hereunder;  and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such re-letting during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a Court of competent jurisdiction. Notwithstanding any such re-letting without termination, Lessor may, at any time thereafter, elect to terminate this Lease for nay-such previous breach. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant damages it may incur by reason of such breach including reasonable attorney's fees and other costs of recovering the demised premises.

         24. ASSIGNMENT. The Lessee shall not assign this Lease or any interest therein, and shall not sublet the demised premises or any part thereof, or permit another person or entity to occupy or use the demised premises without consent of said Lessor, which shall not be unreasonably withheld.

          In the event Lessee assigns, sublets or allows the occupation or use of the demised premises by another person or entity, Lessor shall be entitled to fifty percent (50%) of any and all rental payments made or due by such a sublessee in excess of the payments required hereunder from the Lessee, and Lessee covenants and agrees to remain primarily liable for all payment required under this Lease.

         25. CAPTIONS AND HEADINGS. Captions and headings are for convenience and reference only.

         NOTICES. All notices, approvals, consents, requests and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or mailed by first class, registered or certified mail, postage prepaid, addressed to Lessee at 8653 Richmond Highway, Alexandria, Virginia 22309, or if to Lessor, at 8653 Richmond Highway, Alexandria, Virginia 22309. The Lessor and Lessee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.

         26. SEVERABILITY. If any provision of this Lease shall be held invalid by any Court of competent jurisdiction, such holding shall not invalidate any other provision hereof.

         27. VIRGINIA LAW TO GOVERN. This Lease shall be governed by the applicable laws of the Commonwealth of Virginia.

         28. ENTIRE UNDERSTANDING. This Lease embodies the entire understanding and all agreements between the parties. No party has made or shall be bound by any agreement or representation to the other party which is not expressly set forth herein.

         29. BINDING ON SUCCESSORS. The covenants and conditions contained herein shall, subject to the provisions as to assignment, apply to and bind the heirs, successors and assigns of all the parties hereto. All of the parties hereto shall be jointly and severally liable hereunder.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be executed in their respective name all as of the day and year first hereinabove written.
                  LESSOR:

                  CHESAPEAKE SERVICES CORPORATION,

                  a Virginia Corporation

                  By:  /s/
                           -------------------------
                       EDWARD A. McCULLOCH
                       President

                  LESSEE:

                  DAEDALUS BUILDING SYSTEMS, INC.

                  a Delaware Corporation

                  By:  /s/
                           -------------------------
                       Patricia L. Espino-NAYAR
                       Vice President

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